UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008
___________________________________________________________

Secured Digital Storage Corporation
(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515
(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events	3

Item 9.01.	Financial Statements and Exhibits	3

Signature		4

Exhibit Index		5

Item 8.01.	Other Events.

On February 20, 2008, Secured Digital Storage Corporation f/k/a Moutnains West Exploration, Inc. (previously OTC:BB MWXI.OB) (the "Corporation") announced that, effective February 20, 2008, its trading symbol on the OTC Bulletin Board was changed to SDGS.OB in connection with its recent corporate name change.  Voting and all other rights relating to the Corporation’s common stock will not be affected by the name or symbol change. Stockholders are not required to surrender existing certificates as a result of the name or symbol change. A press release related to such change is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits. (d) Exhibit

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press release dated February 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2008	Secured Digital Storage Corporation
	By:	/s/ Patrick J. Gainer
Patrick J. Gainer,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 20, 2008.